Dated: September 29, 2006

Rate Cap Transaction

Re:   BNY Reference No. 38376

Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the rate cap Transaction entered into on the Trade Date specified below (the “Transaction”) between The Bank of New York (“BNY”), a trust company duly organized and existing under the laws of the State of New York and HSBC Bank USA, National Association, not individually, but solely as trustee on behalf of the supplemental interest trust (the “Supplemental Interest Trust”) of the Deutsche ALT-A Securities Mortgage Loan Trust, Series 2006-AR4 (the “Counterparty”).  The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1.

This Confirmation constitutes a “Confirmation” as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of September 29, 2006, as amended and supplemented from time to time (the “Agreement”), between The Bank of New York and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Cap

Notional Amount:

With respect to any Calculation Period the amount set forth for such period on Schedule I attached.

Trade Date:

September 22, 2006

Effective Date:

February 25, 2011

Termination Date:

September 25, 2013, subject to adjustment in accordance with the Following Business Day Convention

Fixed Amounts:

Fixed Amount Payer:

Counterparty

Fixed Amount:

USD 850,000.00

Fixed Amount Payment

Date:

September 29, 2006

Floating Amounts:

Floating Rate Payer:

BNY

Cap Rate:

5.185%

Floating Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2011, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:

USD-LIBOR-BBA; provided, however, if the Floating Rate Option for a Calculation Period is greater than 5.43% then the Floating Rate Option for such Calculation Period shall be deemed equal to 5.43%.

Floating Amount:

To be determined in accordance with the following formula:

10 * (the excess if any of Floating Rate Option over Cap Rate) * Notional Amount * Floating Rate Day Count Fraction.

Designated Maturity:

One month

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period

Compounding:

Inapplicable

Additional Terms:

Business Days:

New York

Calculation Agent:

BNY

Account Details and

Settlement Information:

Payments to BNY:

The Bank of New York

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attention: Renee Etheart

ABA #021000018

Account #890-0068-175

Reference: Interest Rate Swaps/Caps

Payments to Counterparty:

Wells Fargo Bank, NA

ABA# 121000248

Account Name: SAS Clearing

Account # 3970771416

FFC to: DBALT 2006-AR4,

Cap Account # 50948201

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn:  Eugene Chun/Kenny Au-Yeung at 212-804-5818/5837.  Once we receive this we will send you two original confirmations for execution.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK

By:

/s/ David V. Almeida

Name:   David V. Almeida

Title:

   Managing Director

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

HSBC BANK USA, NATIONAL ASSOCIATION, NOT INDIVIDUALLY, BUT SOLELY AS TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST OF THE DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST, SERIES 2006-AR4

By:

/s/ Fernando Acebedo

Name: Fernando Acebedo

Title: Vice President

SCHEDULE I

(all dates subject to adjustment in accordance with the Following Business Day Convention)

Accrual Start Date	Accrual End Date	Notional Amount (in USD)
2/25/2011	3/25/2011	62,558,487.560
3/25/2011	4/25/2011	60,107,092.430
4/25/2011	5/25/2011	57,751,703.045
5/25/2011	6/25/2011	55,487,177.576
6/25/2011	7/25/2011	53,307,917.643
7/25/2011	8/25/2011	51,213,670.709
8/25/2011	9/25/2011	49,195,325.994
9/25/2011	10/25/2011	47,256,402.983
10/25/2011	11/25/2011	45,393,774.819
11/25/2011	12/25/2011	43,604,443.365
12/25/2011	1/25/2012	41,885,528.164
1/25/2012	2/25/2012	40,234,261.842
2/25/2012	3/25/2012	38,647,985.660
3/25/2012	4/25/2012	37,124,145.256
4/25/2012	5/25/2012	35,660,286.542
5/25/2012	6/25/2012	34,254,051.792
6/25/2012	7/25/2012	32,903,175.846
7/25/2012	8/25/2012	31,605,482.481
8/25/2012	9/25/2012	30,358,880.930
9/25/2012	10/25/2012	29,161,362.516
10/25/2012	11/25/2012	28,010,997.444
11/25/2012	12/25/2012	26,905,931.703
12/25/2012	1/25/2013	25,844,384.095
1/25/2013	2/25/2013	24,824,643.376
2/25/2013	3/25/2013	23,845,065.495
3/25/2013	4/25/2013	22,904,079.848
4/25/2013	5/25/2013	22,000,160.880
5/25/2013	6/25/2013	21,131,850.711
6/25/2013	7/25/2013	20,297,753.790
7/25/2013	8/25/2013	19,496,341.920
8/25/2013	9/25/2013	18,725,735.129